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                                                                   EXHIBIT 10.26




                    AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT


                                                                 October 6, 1995

         WHEREAS, the parties hereto have previously entered into a Distribution Agreement, dated October 11, 1991, as amended by Amendment No. 1 thereto dated December 2, 1993 and as supplemented on June 16, 1993 and August 1, 1994 (the "Distribution Agreement"), among BanPonce Financial Corp. (the "Company"), BanPonce Corporation (the "Guarantor") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation and First Chicago Capital Markets, Inc. (each, an "Agent and collectively, the "Agents") relating to the issue and sale by the Company of its Medium-Term Notes; and

         WHEREAS, the Company, the Guarantor and each of the Agents wish to amend the Distribution Agreement (i) to amend the definition of a "Significant Subsidiary" contained in Section 2(a)(ii) thereof to include subsidiaries that may be incorporated as banks, (ii) to except from the requirements of Sections 7(b), 7(c) and 7(d) thereof sales by the Guarantor or its subsidiaries of preferred stock and (iii) to amend the requirements of Section 7(c) thereof to provide for the delivery of the legal opinions required thereby by Puerto Rico counsel to the Company and the Guarantor;

         NOW, THEREFORE, the Company, the Guarantor and each of the Agents hereby agree to amend said Distribution Agreement as follows:

         1. Section 2(a)(ii) of the Distribution Agreement is hereby amended to read as follows:

                 (ii) Subsidiaries. Each subsidiary of the Guarantor or the Company which is a significant subsidiary as defined in Rule 405 of Regulation C of the 1933 Act Regulations (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation or a bank in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business


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         prospects of the Guarantor and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, except as otherwise disclosed in the Prospectus and except for directors' qualifying shares, is owned by the Company or the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity or, if such is not the case, that any such security interest, mortgage pledge, lien, encumbrance, claim or equity, when exercised, enforced or otherwise asserted, will not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise.

         2. Sections 7(b), 7(c) and 7(d) of the Distribution Agreement are hereby amended to read as follows:

                 (b) Subsequent Delivery of Certificates. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes and other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes or an offering of preferred stock of the Guarantor or its subsidiaries) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than (i) any Current Report on Form 8-K relating exclusively to the issuance of debt securities or preferred stock under the Registration Statement or (ii) a document filed pursuant to Section 14 of the 1934 Act unless requested by the Agents) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to the Agents (or, in the case of a sale of Notes to an Agent pursuant to a Terms Agreement, to such Agent) forthwith certificates dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agents or such Agent, as the case may be, to the effect that the statements contained in the certificates referred to in Section 5(b) hereof which were last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to


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         the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said
         Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

                 (c) Subsequent Delivery of Legal Opinions. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Notes or similar changes or solely for the inclusion of additional financial information, and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes or an offering of preferred stock of the Guarantor or its subsidiaries) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than (i) any Current Report on Form 8-K or (ii) a document filed pursuant to
         Section 14 of the 1934 Act, in each case, unless the Agents shall otherwise reasonably request), or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to the Agents (or, in the case of a sale of Notes to an Agent pursuant to a Terms Agreement, to such Agent), with a copy to counsel to the Agents, a written opinion or opinions of Puerto Rico Counsel to the Company and the Guarantor satisfactory to the Agents or such Agent, as the case may be, dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agents or such Agent, as the case may be, of the same tenor as the opinion referred to in Section 5(a)(2) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion or opinions, counsel last furnishing such opinion to the Agents or such Agent, as the case may be, shall furnish the Agents or such Agent, as the case may be, with a letter to the effect that the Agents or such Agent, as the case may be, may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

                 (d) Subsequent Delivery of Comfort Letters. Each time that the Registration Statement or the Prospectus shall be


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         amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information (other than a Current Report on Form 8-K filed solely for the purpose of incorporating a press release relating to the Guarantor's interim or annual financial statements or results of operations or filed in connection with the issuance of preferred stock by the Guarantor or its subsidiaries pursuant to the Registration Statement) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Guarantor shall cause Price Waterhouse LLP forthwith to furnish the Agents (or, in the case of a sale of Notes to an Agent pursuant to a Terms Agreement, to such Agent) with a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to the Agents or such Agent, as the case may be, of the same tenor as the portions of the letter referred to in Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Price Waterhouse LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents or such Agent, as the case may be, such letter should cover such other information.

         Except as otherwise expressly provided herein, the Distribution Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have cause this Amendment No. 2 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                            BANPONCE FINANCIAL CORP.


                            By: /s/ David H. Chafey, Jr.
                                -------------------------------
                                Name:  David H. Chafey, Jr.
                                Title: President


                              BANPONCE CORPORATION


                            By: /s/ David H. Chafey, Jr.
                                -------------------------------
                                Name:  David H. Chafey, Jr.
                                Title: Executive Vice President


                            MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED


                            By: /s/ Scott G. Primrose
                                -------------------------------
                                Name:  Scott G. Primrose
                                Title: Authorized Signatory


                           CS FIRST BOSTON CORPORATION


                            By: /s/ Martha D. Bailey
                                -------------------------------
                                Name:  Martha D. Bailey
                                Title: Vice President



                            FIRST CHICAGO CAPITAL MARKETS, INC.


                             By: /s/ Linda A. Dawson
                                -------------------------------
                                Name:  Linda A. Dawson
                                Title: Managing Director


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